                                                                [EXECUTION COPY]

                               SUPPORT AGREEMENT

                                     among

                           OMOLON GOLD MINING COMPANY

                          CYPRUS AMAX MINERALS COMPANY

                        CYPRUS MAGADAN GOLD CORPORATION

                                 EUROPEAN BANK
                       FOR RECONSTRUCTION AND DEVELOPMENT

                                      and

                    OVERSEAS PRIVATE INVESTMENT CORPORATION






                           Dated as of 30 August 1995

                               SUPPORT AGREEMENT

AGREEMENT dated as of 30 August 1995 among:

     THE CLOSED JOINT STOCK COMPANY "OMOLON GOLD MINING COMPANY", a closed joint stock company organized and existing under the laws of the Russian Federation (the "Company");

     CYPRUS AMAX MINERALS COMPANY, a corporation organized and existing under the laws of the State of Delaware in the United States of America ("Cyprus Amax"), and CYPRUS MAGADAN GOLD CORPORATION, a corporation organized and existing under the laws of the State of Delaware in the United States of America ("Cyprus Magadan" and, together with Cyprus Amax, hereinafter referred to as the "U.S. Sponsors"); and

     EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT ("EBRD") and OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC" and, together with EBRD, hereinafter referred to as the "Project Lenders").

WHEREAS:

(A) Cyprus Amax indirectly owns 100% of the outstanding shares of capital stock of Cyprus Magadan and Cyprus Magadan owns 50% of the outstanding shares of capital stock of the Company;

(B) EBRD has entered into a loan agreement dated as of 30 June 1995 (the "EBRD Loan Agreement") with the Company, pursuant to which EBRD has agreed, subject to the terms and conditions of the EBRD Loan Agreement, to make a loan to the Company in an amount not to exceed US$47,500,000;

(C) OPIC has entered into a finance agreement dated as of 30 June 1995 (the OPIC "Finance Agreement") with the Company, pursuant to which OPIC has agreed, subject to the terms and conditions of the OPIC Finance Agreement, to make a loan to the Company in an amount not to exceed US$52,500,000; and

(D) it is a condition precedent to the obligation of EBRD to make disbursements to the Company under the EBRD Loan Agreement and of OPIC to make disbursements to the Company under the OPIC Finance Agreement that the U.S. Sponsors enter into this Agreement.

NOW, THEREFORE, in consideration of EBRD entering into the EBRD Loan Agreement and OPIC entering into the OPIC Finance Agreement, and in order to induce EBRD to make disbursements under the EBRD Loan Agreement and OPIC to make disbursements under the OPIC Finance Agreement, the U.S. Sponsors hereby agree with the Company, EBRD and OPIC as follows:

                            ARTICLE I - DEFINITIONS

Section 1.01. Definitions

     Wherever used in this Agreement or the Schedules hereto, unless the context otherwise requires, terms defined in the Recitals shall have the meanings assigned to them in such Recitals, terms defined in the EBRD Loan Agreement shall have the same meanings in this Agreement and the following terms shall have the following meanings:

"Company Payment
Amount" means an amount which is equal to (a) the aggregate of all payments and withdrawals which contravene the Company Payment Restrictions, and (b) all such other damages, losses, costs and expenses suffered or incurred by the Project Lenders as a result of, or in connection with, any breach of the Company Payment Restrictions.

"Company Payment
Restrictions"               means:

                            (a) the restrictions, under any provision of the Financing Agreements, on the use by the Company or either U.S. Sponsor of the proceeds of the Loan or the OPIC Loan or any other funds of the Company;

                            (b) the restrictions on payments and all other obligations of the Company under Sections 6.01 and 6.08(c) of the EBRD Loan Agreement and Sections 6.01 and 6.08(c) of the OPIC Finance Agreement; and

                            (c) the restrictions, under the EBRD Loan Agreement, the OPIC Finance Agreement, the Offshore Account Pledge and the Russian Account Pledge, on withdrawals by the Company of funds from the Offshore Bank Account and the subaccounts thereof and from the Russian Bank Accounts and all other obligations of the Company under Sections 5.10, 5.11, 5.12, 5.13 and 5.14 of the EBRD Loan Agreement and Sections 5.10, 5.11, 5.12, 5.13 and 5.14 of the
                            OPIC Finance Agreement.

"Company Security
Restrictions"                means the obligations of the Company under Sections
                             6.03, 6.04 and 6.05 of the EBRD Loan Agreement and under Sections 6.03, 6.04 and 6.05 of the OPIC
                             Finance Agreement.

"Junior Indebtedness"        means any and all of the Company's obligations,
                             whether existing on the date hereof or arising after the date hereof, to make payments of whatever nature to either U.S. Sponsor, including without limitation any and all of the Company's obligations to make payments of principal, interest, management fee and other amounts to either U.S. Sponsor under the Management Agreement or in respect of any loan or other advance of funds by such U.S. Sponsor to the Company, but excluding reimbursements to either
                             U.S. Sponsor for amounts which constitute Operating
                             Costs.

"Senior Indebtedness"        means any and all of the Company's obligations to
                             make payments of principal, interest, fees, charges, commissions, indemnities and other amounts to the Project Lenders under the EBRD Loan
                             Agreement, the OPIC Finance Agreement and the other
                             Financing Agreements.

Section 1.02. Singular/Plural - Persons - References - Headings

(a) In this Agreement, unless the context otherwise requires, words denoting the singular include the plural and vice versa, and words denoting persons include corporations, partnerships and other legal persons.

(b) In this Agreement, reference to a specified Article, Section or Schedule shall be construed as a reference to that specified Article, Section or Schedule of this Agreement.

(c) The headings and the Table of Contents are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

                        ARTICLE II- SUPPORT OBLIGATIONS

Section 2.01. U.S. Sponsors' Support Obligations

(a) Each U.S. Sponsor shall use its best efforts to provide to the Company such assistance of a personnel, management and technical nature as may be reasonably required to enable the Company to carry out the Project, provided that the U.S.

Sponsors shall be relieved from such obligations to the extent that the Project Lenders take any action which prevents the U.S. Sponsors from performing such obligations.

(b) Each U.S. Sponsor shall use its best efforts in its capacity as a direct or indirect shareholder in the Company to cause the Company at all times to:

       (1) carry out the Project in accordance with the requirements of the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements and in accordance with the Development Plan; and

       (2) maintain in full force and effect all Project Agreements to which the Company is a party except as set forth in Section 5.09 of the EBRD Loan Agreement and Section 5.09 of the OPIC Finance Agreement.

(c) To the extent that the Company has insufficient funds for such purpose, the U.S. Sponsors shall jointly and severally provide the Company with sufficient funds to enable the Company:

       (1) to fulfil its obligations with respect to the Evenskoye Field under the terms of the License Agreement; and

       (2) to take such preventive, remedial or other actions as may be necessary in connection with any release or threatened release of any pollutants or hazardous materials at any site or facility owned, operated or leased by the Company (or any predecessor or successor in interest to the Company) which was caused by or related to the negligence or wilful misconduct of, or any breach of its obligations under any Project Agreement by, either U.S. Sponsor.

(d) Each U.S. Sponsor shall perform all of its obligations under the Project Agreements to which such U.S. Sponsor is a party.

(e) Each U.S. Sponsor agrees that it will not take any action, in its capacity as a shareholder of the Company or otherwise, which reasonably and foreseeably would have a Material Adverse Effect.

Section 2.02. Special Obligations of Cyprus Magadan

      Without limiting its obligations under Section 2.01, Cyprus Magadan shall provide to the Company the personnel, equipment, facilities and other assistance as provided for in the Management Agreement. Cyprus Magadan shall ensure that such personnel are qualified and experienced and shall use its best efforts to cause such personnel to carry out their duties in accordance with the requirements of the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements, the Management Agreement, all applicable laws and the Development Plan.

Section 2.03. Special Obligations of Cyprus Amax

     Cyprus Amax shall cause Cyprus Magadan to perform all of its obligations under this Agreement.

Section 2.04. Not a Guaranty

(a) For the avoidance of doubt, the parties hereto acknowledge and confirm that the obligations of the U.S. Sponsors under Sections 2.01 through 2.03 are not intended to constitute a guaranty of the payment obligations of the Company under the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements.

(b) Notwithstanding the foregoing, (1) the U.S. Sponsors shall be liable to the Project Lenders for any losses, damages, liabilities, costs, expenses and other amounts suffered or sustained by the Project Lenders arising out of any breach by either U.S. Sponsor of its obligations under Sections 2.01 through 2.03, and
(2) nothing in this Agreement shall affect the obligations of Cyprus Magadan under the Cyprus Magadan Guaranty or the obligations of Cyprus Amax under the Cyprus Amax Guaranty.

                       ARTICLE III- INDEMNITY OBLIGATIONS

Section 3.01. Environmental Liability

(a) The U.S. Sponsors jointly and severally agree, on first written demand from either Project Lender, to indemnify and hold harmless each Project Lender and its officers, directors, employees, agents and servants against and from any and all liabilities, obligations, losses, damages (compensatory, punitive or otherwise), penalties, claims, actions, taxes, duties, suits, costs and expenses (including, without limitation, reasonable legal counsel's fees and expenses and costs of investigation) of whatsoever kind and nature, including, without prejudice to the generality of the foregoing, those arising in contract or tort (including, without limitation, negligence) or (subject to (2) below) by strict liability or otherwise, which are imposed on, incurred by or asserted against such Project Lender or any of its officers, directors, employees, agents or servants (whether or not also indemnified by any other person under any other document) and which in any way relate to or arise out of, whether directly or indirectly:

       (1) any release or use or threatened release of any pollutants or hazardous materials at any site or facility owned, operated or leased by the Company (or any predecessor or successor in interest to the Company) prior to the Project Completion Date or any other environmental liability traceable to an event or condition relating to the Project or the Company that occurred or existed prior to the Project Completion Date;

       (2) any release or use or threatened release of any pollutants or hazardous materials at any site or facility owned, operated or leased by the Company (or any predecessor or successor in interest to the Company) or any other environmental liability traceable to an event or condition relating to the Project or the Company, which in either case was caused by or related to the negligence or wilful misconduct of, or any breach of its obligations under any Project Agreement by, either U.S. Sponsor; or

       (3) any preventive, remedial or other action, including without limitation suspension or termination of operations at the Kubaka Field, which may be required by the Russian Federation or any political subdivision thereof, or any ministry, agency or instrumentality of the Russian Federation or any political subdivision thereof, under the Environmental Standards and under applicable statutes, laws, regulations, rules, orders and decrees as in effect and as interpreted by the relevant authorities on the date hereof, in connection with the existing tailings pond at the Kubaka Field.

(b) Any claim made by either Project Lender under Section 3.01(a) shall set forth in reasonable detail the origin and cause of such claim.

(c) The indemnity obligations of the U.S. Sponsors under Section 3.01(a) shall survive the expiry or termination of this Agreement.

Section 3.02. Breach of Company Payment and Security Restrictions

(a) If the Company at any time breaches one of the Company Payment Restrictions, the following provisions shall apply:

       (1) If the act or omission of the Company which constituted a breach of the Company Payment Restrictions was proposed or submitted to the Board of Directors or the shareholders of the Company and the Board of Directors or the shareholders of the Company then approved such act or omission or failed to take action to prevent such act or omission from occurring, then the U.S. Sponsors shall be jointly and severally obligated to indemnify the Project Lenders by paying to them on first written demand an amount equal to 100% of the Company Payment Amount; provided that this Section 3.02(a)(1) shall not apply to any payment of dividends which breaches the Company Payment Restrictions if:

              (A) on the date of such payment, the U.S. Sponsors and the Company had jointly delivered to the Project Lenders a certificate confirming, to the best of their knowledge after due inquiry, that, as of the date of such payment, no Event of Default or Potential Event of Default had occurred and was continuing; and

              (B) the breach of the Company Payment Restrictions was due solely to the existence of a Potential Event of Default which had not been notified by either Project Lender to the Company on or prior to the date of such payment.

       (2) In the case of any breach of the Company Payment Restrictions other than one to which Section 3.02(a)(1) applies, the U.S. Sponsors shall be jointly and severally obligated to indemnify the Project Lenders by paying to them on first written demand an amount equal to the greater of:

              (A) 50% of the Company Payment Amount; and

              (B) the portion of the Company Payment Amount which was received by the U.S. Sponsors;

       provided that this Section 3.02(a)(2) shall not apply to any payment of dividends which breaches the Company Payment Restrictions if:

                     (i) on the date of such payment, the U.S. Sponsors and the Company had jointly delivered to the Project Lenders a certificate confirming, to the best of their knowledge after due inquiry, that, as of the date of such payment, no Event of Default or Potential Event of Default had occurred and was continuing; and

                     (ii) the breach of the Company Payment Restrictions was due solely to the existence of a Potential Event of Default which had not been notified by either Project Lender to the Company on or prior to the date nine months after the date of such payment.

       (b) If the Company at any time breaches one or more of the Company Security Restrictions, and if such breach has not been remedied within 45 days after receipt of notice of such breach, the following provisions shall apply:

              (1) If the act or omission of the Company which constituted a breach of the Company Security Restrictions was proposed or submitted to the Board of Directors or shareholders of the Company and the Board of Directors or shareholders of the Company then approved such act or omission or failed to take action to prevent such act or omission from occurring, then the U.S. Sponsors shall be jointly and severally obligated to indemnify each Project Lender by paying to it on first written demand an amount equal to 100% of all amounts from time to time due and payable by the Company to such Project Lender under the Financing Agreements which the Company fails to irrevocably discharge within five days of the same falling due.

              (2) In the case of any breach of the Company Security Restrictions other than that referred to in Section 3.02(b)(1), the U.S. Sponsors shall be jointly and severally obligated to indemnify each Project Lender by paying to it on first written demand an amount equal to 50% of all amounts from time to time due and payable by the Company to such Project Lender under the Financing Agreements which the Company fails to irrevocably discharge within five days of the same falling due.

       (c) For purposes of this Section 3.02, the burden of proof with respect to whether an act or omission which is referenced in this Section 3.02 was proposed or submitted to the Board of Directors or shareholders of the Company shall fall upon the U.S. Sponsors.

Section 3.03. Transfer to Amax Gold; Expropriatory Action

       If:

       (1) in accordance with Section 5.03(b), Cyprus Amax transfers its shares in Cyprus Magadan to Amax Gold and, as a result thereof, the License is terminated; or

       (2) any Expropriatory Action (as defined in the Cyprus Magadan Guaranty) occurs after the Project Completion Date which:

              (A) was provoked, instigated or caused by or in retaliation for, or continued because of any unreasonable or illegal action (including, without limitation, any corrupt practice) of either U.S. Sponsor;

              (B) was preventable or curable by the exercise of reasonable diligence by either U.S. Sponsor; or

              (c) was caused as a result of or attributable to, or continued as a consequence of, any agreement, consent or instruction (whether express or implied, written or oral) made by either U.S. Sponsor, then the U.S. Sponsors shall be jointly and severally obligated to indemnify the Project Lenders by paying to them on first written demand from either Project Lender an amount equal to the aggregate of the outstanding principal, interest and other amounts owing under the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements as of the date of such demand (whether or not such amounts are then due and payable by the Company).

                          ARTICLE IV - SUBORDINATION

Section 4.01. Subordination in Right of Payment

(a) Except as provided in Section 4.01(b), the payment of all or any part of the Junior Indebtedness shall be postponed and subordinated to the payment in full of all amounts due and payable in respect of the Senior Indebtedness and no payments or other distributions whatsoever in respect of any part of the Junior Indebtedness shall be made nor shall any property or assets of the Company be applied to the purchase or other acquisition or retirement of any part of the Junior Indebtedness.

(b) The Company may make payments to the U.S. Sponsors on account of the Junior Indebtedness so long as no Event of Default or Potential Event of Default has occurred and is continuing and such payment is otherwise permitted under the terms of the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements.

Section 4.02. Subordination in Liquidation

     In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company or to its creditors, as such, or to its property, of whatever nature:

(a) the Senior Indebtedness shall first be paid in full before either U.S. Sponsor shall be entitled to receive and to retain any payment or distribution in respect of the Junior Indebtedness;

b) all payments and distributions of any kind or character in respect of the Junior Indebtedness to which either U.S. Sponsor would be entitled if the Junior Indebtedness were not subordinated pursuant to this Agreement shall be made directly to the Project Lenders;

(c) each U.S. Sponsor shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Indebtedness owing to such U.S. Sponsor and shall cause such claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Project Lenders; and

(d) each U.S. Sponsor hereby irrevocably agrees that each Project Lender may, at its sole discretion, in the name of such U.S. Sponsor or otherwise, demand, sue for, collect, receive and give receipt for any and all such payments or distributions, and file, prove and vote or consent in any such proceedings with respect to any and all claims of such U.S. Sponsor relating to the Junior Indebtedness.

Section 4.03. Pledge of Junior Indebtedness

(a) As security for all of the Senior Indebtedness, each U.S. Sponsor hereby creates a pledge of rights in favor of the Project Lenders over (1) all of such U.S. Sponsor's rights, title, benefit and interest (present and future) in and to the Junior Indebtedness, (2) all monies whatsoever payable to or to the account of such U.S. Sponsor in respect of the Junior Indebtedness, and (3) all other rights and benefits whatsoever accruing to such U.S. Sponsor in connection with the Junior Indebtedness.

(b) The pledge created pursuant to Section 4.03(a) shall be without prejudice and in addition to any other rights which may be held by the Project Lenders or granted to the Project Lenders by the Company or any other person for or in respect of the Senior Indebtedness and such pledge shall remain in full force and effect as continuing security to the Project Lenders until the Senior Indebtedness has been paid in full. When the Senior Indebtedness has been paid in full and the Project Lenders are satisfied that no payment received by the Project Lenders in respect thereof may be avoided or adjusted in bankruptcy or otherwise, the Project Lenders shall, upon the request of each U.S. Sponsor, issue an absolute and unconditional release of such pledge.

(c) The Company acknowledges the existence of the pledge of rights in respect of the Junior Indebtedness created by Section 4.03(a), the value of which on the date of this Agreement is nil.

Section 4.04. Trust

       In the event that either U.S. Sponsor receives any payment or other distribution of any kind or character from the Company or from any other source whatsoever in respect of any part of the Junior Indebtedness, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Project Lenders and promptly turned over by such U.S. Sponsor to the Project Lenders.

Section 4.05. Application of Payments

       All payments and distributions received by the Project Lenders in respect of the Junior Indebtedness, to the extent received in or converted into cash, may be applied by the Project Lenders first to the payment of any and all expenses (including lawyers' fees and legal expenses) paid or incurred by the Project Lenders in enforcing this Agreement or in endeavoring to collect or realize upon any part of the Junior in Indebtedness or any security therefor, and any balance thereof shall, solely as between the U.S. Sponsors and the Project Lenders, be applied by the Project Lenders, in such order and manner of application as may be prescribed in the Security Sharing Agreement, toward the payment of the Senior Indebtedness remaining unpaid; but, as between the Company and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Indebtedness and, notwithstanding any such payments or distributions received by the Project Lenders in respect of the Junior Indebtedness and so applied by the Project Lenders toward the payment of the Senior Indebtedness, the U.S. Sponsors shall be subrogated to the then existing rights of the Project Lenders, if any, in respect of the Senior Indebtedness only at such time as this Agreement shall have been discontinued as provided for in Section 6.04.

Section 4.06. U.S. Sponsors' Affirmative Covenants

    Each U.S. Sponsor shall, from time to time:

(a) promptly notify the Project Lenders of the issuance of any promissory note or other instrument to evidence the Junior Indebtedness or any part thereof, upon request by either Project Lender cause any part of the Junior Indebtedness which is not evidenced by a promissory note or other instrument of the Company to be so evidenced and cause to be clearly inserted in any promissory note or other instrument which at any time evidences any part of the Junior Indebtedness a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement;

(b) mark its books and records, and cause the Company to mark its books and records, so as to clearly indicate that the Junior Indebtedness is subordinated in accordance with the terms of this Agreement;

(c) upon request by either Project Lender, and as collateral security for all Senior Indebtedness, endorse without recourse, deliver and pledge jointly to the Project Lenders any promissory notes or other instruments evidencing the Junior Indebtedness and otherwise assign jointly to the Project Lenders the Junior Indebtedness and any security therefor and guaranties thereof, all in a manner satisfactory to the Project Lenders; and

(d) execute such further documents or instruments and take such further action as either Project Lender may reasonably from time to time request to carry out the terms of this Agreement.


Section 4.07. U.S. Sponsors' Negative Covenants

      Neither U.S. Sponsor shall, without the prior written consent of both Project Lenders:

(a) require or accept, by set-off or otherwise, any prepayment or accelerated payment or repayment in respect of any part of the Junior Indebtedness, except as may be required under Section 4.02;

(b) cancel, waive, forgive, transfer or assign, or attempt to enforce or collect, any part of the Junior Indebtedness or any rights in respect thereof;

(c)   take any collateral security for any part of the Junior Indebtedness; or

(d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company.


Section 4.08. Waivers by U.S. Sponsors

      Each U.S. Sponsor hereby waives notice of the non-payment of all or any part of the Senior Indebtedness and all diligence in collection or protection of or realization upon the Senior Indebtedness or any part thereof or any security therefor.


Section 4.09. Actions by the Project Lenders

      Each Project Lender may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to either U.S. Sponsor, take any or all of the following actions:

(a) retain or obtain a security interest in any property to secure any part of the Senior Indebtedness;

(b) retain or obtain the primary or secondary obligation of any obligor or obligors with respect to any part of the Senior Indebtedness;

(c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any part of the Senior Indebtedness, or release or compromise any obligation of any nature of any obligor with respect to any part of the Senior Indebtedness; and

(d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any part of the Senior Indebtedness, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

Section 4.10. Company's Obligations

     The Company agrees to be bound by the terms and provisions of this Agreement, to make no payments or distributions contrary to the terms and provisions hereof and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

            ARTICLE V - REPRESENTATIONS AND WARRANTIES AND COVENANTS
                              OF THE U.S. SPONSORS

Section 5.01. Representations and Warranties

        Each U.S. Sponsor represents and warrants to the Project Lenders that:

(a) it is duly organized and validly existing under the laws of the State of Delaware in the United States of America and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform all of its obligations under this Agreement;

(b) it has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(c) this Agreement has been duly executed and delivered by it and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting creditors' rights;

(d) no governmental authorization or action of any kind is or will be necessary for its valid execution, delivery or performance of this Agreement;

(e) the execution, delivery and performance by it of this Agreement do not require the consent or approval of any of its creditors and will not conflict with or constitute a breach or default under or violate any provision of its Charter or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to it;

(f) there are no actions, proceedings or claims pending or, to the best of its knowledge, threatened, the adverse determination of which might have a materially adverse effect on its ability to perform its obligations hereunder or affect the validity or enforceability hereof;

(g) unless disclosed in writing to the Project Lenders at the time such statement was made or such information was furnished, no statement made or other information furnished by it in this Agreement or any other Financing Agreement to which it is a party in any other document furnished by it or on its behalf in connection therewith contains any untrue statement of a material fact or omits to state (as of the date made or furnished) any material fact necessary to make such statement or information not misleading in light of the circumstances under which it was made or furnished, provided that, to the extent that any such statement or information was based upon estimates, forecasts or professional opinions, such estimates, forecasts or opinions (except as otherwise warranted herein or therein) were made in good faith and based upon the best available information, but otherwise it does not warrant that such estimates, forecasts or opinions will ultimately prove to be correct;

(h) there is no fact known to it that has had, or that could have, a Material Adverse Effect (other than matters having general applicability and matters of a general economic, political or legal nature or matters otherwise relating to general market conditions) that has not been disclosed in writing to the Project Lenders;

(i) neither it nor any of its officers, directors or authorized employees, agents or representatives has (1) paid, promised or offered to pay or authorized the payment of any commission, bribe, pay-off or kickback related to the Project that violates the U.S. Foreign Corrupt Practices Act of 1977, as amended, (2) entered into any agreement pursuant to which any such commission, bribe, pay-off or kickback may or will at any time be paid, or (3) ever been convicted under the U.S. Foreign Corrupt Practices Act of 1977, as amended, for an offense related to a project insured or otherwise supported by OPIC;

(j) in the case of Cyprus Amax, it is a corporation created under the laws of the State of Delaware in the United States of America and is at least 50% beneficially owned by United States citizens; and

(k) in the case of Cyprus Magadan, it does not own any capital stock or other form of equity ownership interest in any person other than the Company, it has no Indebtedness other than Indebtedness under the Cyprus Magadan Guaranty and no Lien exists with respect to any of its property, revenues or other assets other than Permitted Liens.

Section 5.02. Covenants

     Each U.S. Sponsor covenants and agrees that, unless both Project Lenders shall otherwise agree in writing:

(a) it shall promptly notify the Project Lenders of any event that constitutes, or which with the lapse of time or the giving of notice or both would constitute, an Event of Default and of any other event that has or might have a materially adverse effect on its ability to perform its obligations hereunder or on the Project, the Company or the Company's business prospects;

b) it shall permit representatives of the Project Lenders to inspect its records pertaining to the Project at any reasonable time;

(c) in the case of Cyprus Magadan, it shall furnish to each of the Project Lenders, as soon as available but, in any event, within 60 days after the end of each quarter of each of its fiscal years, two copies of its financial statements for such quarter prepared in accordance with Generally Accepted Accounting Principles in the United States and certified by an authorized officer of Cyprus Magadan;

(d) in the case of Cyprus Amax, it shall furnish to each of the Project
Lenders:

       (1) as soon as available but, in any event, within 60 days after the end of each quarter of each of its fiscal years, two copies of its consolidated financial statements for such quarter pare in accordance with Generally Accepted Accounting Principles in the United States and certified by an authorized officer of Cyprus Amax;

       (2) as soon as available but, in any event, within 120 days after the end of each of its fiscal years, two copies of its consolidated financial statements for such fiscal year prepared in accordance with Generally Accepted Accounting Principles in the United States, together with an audit report thereon of its independent auditors;

       (3) as soon as available but, in any event, within 60 days after the end of each quarter of each of the fiscal years of Amax Gold, two copies of the consolidated financial statements for Amax Gold for such quarter prepared in accordance with Generally Accepted Accounting Principles in the United States and certified by an authorized officer of Amax Gold; and

       (4) as soon as available but, in any event, within 120 days after the end of each of the fiscal years of Amax Gold, two copies of the consolidated financial statements of Amax Gold for such fiscal year prepared in accordance with Generally Accepted Accounting Principles in the United States, together with an audit report thereon of its independent auditors;

(e) it shall furnish to the Project Lenders from time to time such other information pertaining to the Project or such U.S. Sponsor's financial status as either Project Lender may reasonably request;

(f) in the case of Cyprus Magadan, it shall not (1) engage in any business other than the holding of shares in the Company, (2) incur any Indebtedness other than Indebtedness under the Cyprus Magadan Guaranty, or (3) create or permit to exist any Lien on any of its property, revenues or other assets, present or future, other than Permitted Liens; and

(g) it shall not, through any of its officers, directors or authorized shareholders, employees, agents or representatives, pay, promise or offer to pay or authorize the payment of any commission, bribe, pay-off or kickback related to the Project that violates the U.S. Foreign Corrupt Practices Act of 1977, as amended, or enter into any agreement pursuant to which any such commission, bribe, pay-off or kickback may or will at any time be paid.

Section 5.03. Share Retention

(a) Cyprus Magadan agrees that, until all amounts due or to become due under the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements have been paid in full, Cyprus Magadan shall not, without the prior written consent of both Project Lenders, effect any change in its equity interest in the Company or transfer any of its shares of the capital stock of the Company.

(b) Cyprus Amax agrees that, until all amounts due or to become due under the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements have been paid in full, Cyprus Amax shall not, without the prior written consent of both Project Lenders, effect any change in its 100% indirect shareholding in Cyprus Magadan or permit Cyprus Gold to transfer any of its shares of the capital stock of Cyprus Magadan other than to another wholly-owned subsidiary of Cyprus Amax, provided that Cyprus Gold shall, upon 90 days' prior written notice to the Project Lenders, be entitled to transfer all (but not part only) of its shares in Cyprus Magadan to Amax Gold if Amax Gold is then an Affiliate of Cyprus Amax and Amax Gold has agreed in writing to be bound by this Agreement and to assume all of the obligations of Cyprus Amax under this Agreement (other than the obligations of Cyprus Amax under this Section 5.03(b)) as if it were originally a party hereto (whereupon Cyprus Amax shall, without affecting any of its obligations under the Cyprus Amax Guaranty, be released from its obligations under this Agreement) and not to transfer such shares to any third party.

(c) Without limiting the foregoing, unless both Project Lenders otherwise agree in writing, Cyprus Amax shall, until all amounts due or to become due under the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements have been paid in full:

       (1) indirectly through Cyprus Magadan own at least 50% of the shares in the Company at any time outstanding; and

       (2) retain, either directly or indirectly, such control over the management of the Company as is provided for in the Company's Charter as it exists on the date hereof and not reduce such management control from that provided for in the Company's Charter as it exists on the date hereof.

(d) The U.S. Sponsors acknowledge the difficulty of quantifying losses that may be suffered by the Project Lenders in the event of a breach by either U.S. Sponsor of the provisions of Section 5.03(a), 5.03(b) or 5.03(c). Each U.S. Sponsor therefore agrees that, in the event of any such breach by either U.S. Sponsor, it shall pay to the Project Lenders, upon first written demand by either Project Lender, liquidated damages equal to the aggregate of the outstanding principal, interest and other amounts owing under the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements as of the date of such demand (whether or not such amounts are then due and payable by the Company). The U.S. Sponsors agree that such liquidated damages are reasonable under all circumstances.

                          ARTICLE VI - MISCELLANEOUS

Section 6.01. Notices

      Any notice, request or other communication to be given or made under this Agreement shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, airmail, telex or facsimile transmission to the party to which it is required or permitted to be given or made at such party's address specified below its signature to this Agreement or at such other address as such party shall have designated by notice to the party giving or making such notice, request or other communication.

Section 6.02. Rights, Remedies and Waivers

(a) No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to either Project Lender upon any default under this Agreement or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of either Project Lender in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the other Project Lender in respect of such default or of either Project Lender in respect of any other default.

(b) No single or partial exercise of any right, power or remedy accruing to the Project Lenders upon any default under this Agreement or any other agreement shall preclude any other or further exercise thereof or the exercise of any other legal right.

(c) No waiver of any right, power or remedy accruing to the Project Lenders upon any default under this Agreement or any other agreement shall be effective unless given in writing by both Project Lenders.

(d) The rights or remedies provided for herein axe cumulative and are not exclusive of any other rights, powers or remedies provided by law.

Section 6.03. Successors and Assigns

     This Agreement shall bind the successors and assigns of each U.S. Sponsor and shall inure to the benefit of each Project Lender and its successors and assigns; provided that no U.S. Sponsor may assign any of its obligations hereunder without the prior written consent of both Project Lenders.

Section 6.04. Term of Agreement

     This Agreement shall continue in force until all monies payable under the EBRD Loan Agreement, the OPIC Finance Agreement and the other Financing Agreements shall have been fully and irrevocably paid in accordance with the provisions thereof. Notwithstanding the foregoing, the provisions of Sections 2.01(c) and 3.01 and this Article VI shall survive any expiry or termination of this Agreement.

Section 6.05. Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York in the United States of America.

Section 6.06. Jurisdiction

(a) Each U.S. Sponsor hereby irrevocably consents that any legal action or proceeding against it or any of its properties or assets with respect to any of its obligations arising under or relating to this Agreement may, at the option of either Project Lender, be brought in any court of the State of New York or any Federal court of the United States of America located in the City and State of New York or in the District of Columbia or the courts of England, as such Project Lender may elect, and, by execution and delivery of this Agreement, each U.S. Sponsor hereby submits to and accepts with regard to any such action or proceeding for itself and in respect of its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts. Each U.S. Sponsor hereby irrevocably designates, appoints and empowers (1) CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, U.S.A. as its agent to receive for and on its behalf service of process in the State of New York , (2) CT Corporation System, presently located at 1025 Vermont Avenue, N.W., 4th Floor, Washington, D.C. 20005, U.S.A. as its agent to receive for and on its behalf service of process in the District of Columbia, and (3) The Law Debenture Corporation p.l.c., presently located at Princes House, 95 Gresham Street, London EC2V 7LY, England as its agent to receive for and on its behalf service of process in England in any legal action or proceeding with respect to this Agreement. A copy of any such process served on such agent shall be promptly forwarded by airmail by such Project Lender to such U.S. Sponsor at its address referred to in Section 6.01, but the failure of such U.S. Sponsor to receive such copy shall not affect in any way the service of such process as aforesaid. Each U.S. Sponsor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to such U.S. Sponsor at its address referred to in Section 6.01. The foregoing, however, shall not limit the fights of the Project Lenders to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. Each U.S. Sponsor further agrees that, to the extent permitted by law, final judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America or England by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its indebtedness.

(b) Each U.S. Sponsor hereby irrevocably waives (1) any fight it may have under the laws of any jurisdiction to a trial by jury in respect of any legal action or proceeding with respect to this Agreement, (2) any right it may have under the laws of any jurisdiction (other than New York) to commence by publication any such legal action or proceeding, (3) any objection which it may now or hereafter have to the laying of the venue of any such legal action or proceeding in the State of New York, the District of Columbia or England, and (4) any claim that the State of New York, the District of Columbia or England is not a convenient forum for any such legal action or proceeding.

(c) Each U.S. Sponsor hereby (1) irrevocably waives its right to, and agrees not to request, plead or claim that either Project Lender post, pay or offer, any cautio judicatum solvi bond, litigation bond or any other bond, fee, payment or
------ --------- -----
security measure provided by any provision of applicable law as a condition to commencing or maintaining any such legal action or proceeding, and (2) irrevocably waives any objection that it may now or hereafter have to the claim of either Project Lender that such Project Lender should be exempt or immune from posting, paying, making or offering any such bond, fee, payment or security measure.

(d) Notwithstanding anything herein to the contrary, no provision of this Agreement shall be construed as a waiver by EBRD of any of the immunities, privileges and exemptions granted to EBRD under the Agreement Establishing the European Bank for Reconstruction and Development and applicable law.

Section 6.07. Counterparts

     This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

                                  THE CLOSED JOINT STOCK COMPANY
                                    "OMOLON GOLD MINING COMPANY"

                             By: /s/ Ilya S. Rosenblum
                                 -------------------------------
 [SEAL APPEARS HERE]       Name: Ilya S. Rosenblum
                                 -------------------------------
                          Title: for General Director
                                 -------------------------------
                                 (by Power of Attorney)



                             By: /s/ Ilya S. Rosenblum
                                 -------------------------------
                           Name: Ilya S. Rosenblum
                                 -------------------------------
                          Title: for Chief Accountant
                                 -------------------------------
                                 (by Power of Attorney)
                        Address: Proletariat Street, 14
                                 685000 Magadan
                                 Russian Federation
                      Attention: General Manager
                          Telex: 145122
                     Answerback: NEGA SU
                            Fax: (1) (907) 887-3000

                                    CYPRUS AMAX MINERALS COMPANY

                             By: /s/ Farokh S. Hakimi
                                 -------------------------------
                           Name: Farokh S. Hakimi
                                 -------------------------------
                          Title: Assistant Treasurer
                                 -------------------------------
                        Address: 9100 East Mineral Circle
                                 Englewood, Colorado 80112
                                 U.S.A.
                      Attention: General Counsel
                            Fax: (1) (303) 643-5269

                                       CYPRUS MAGADAN GOLD CORPORATION

                                   By: /s/ Farokh S. Hakimi
                                       -------------------------------
                                 Name: Farokh S. Hakimi
                                       -------------------------------
                                Title: Assistant Treasurer
                                       -------------------------------
                              Address: 9100 East Mineral Circle
                                       Englewood, Colorado 80112
                                       U.S.A.
                            Attention: General Counsel
                                  fax: (1) (303) 643-5269

                                                         EUROPEAN BANK
                                    FOR RECONSTRUCTION AND DEVELOPMENT

                                   By: /s/ Stephane Baverez
                                       -------------------------------
                                 Name: Stephane Baverez
                                       -------------------------------
                                Title: Principal Banker
                                       -------------------------------
                              Address: One Exchange Square
                                       London EC2A 2EH
                                       United Kingdom
                            Attention: Operation Administration Unit
                                Telex: 8812161
                           Answerback: EBRD L G
                                  Fax: (44) (171) 338-6100


                            OVERSEAS AS PRIVATE INVESTMENT CORPORATION


                                   By: /s/ Ronald N. Jonkers
                                       -------------------------------
                                 Name: Ronald N. Jonkers
                                       -------------------------------
                                Title: Assistant General Counsel
                                       -------------------------------
                              Address: 1100 New York Avenue, N.W.
                                       Washington, D.C. 20527
                                       U.S.A.
                            Attention: Vice President, Finance
                                       (with a separately transmitted copy
                                        to Treasurer)
                                Telex: 4938219
                                  Fax: (1) (202) 408-9859

                                                                [EXECUTION COPY]


                   AMENDMENT AGREEMENT TO SUPPORT AGREEMENT


THIS AMENDMENT AGREEMENT is made as of the 28th day of January, 1997 among:

        THE CLOSED JOINT STOCK COMPANY "OMOLON GOLD MINING COMPANY" (the "Company");

        CYPRUS AMAX MINERALS COMPANY ("Cyprus Amax") and CYPRUS MAGADAN GOLD CORPORATION ("Cyprus Magadan" and, together with Cyprus Amax, hereinafter referred to as the "U.S. Sponsors"); and

        EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT ("EBRD") and OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC" and, together with EBRD, hereinafter referred to as the "Project Lenders").

WHEREAS:

(A) the Company is party to a loan agreement dated as of 30 June 1995, as amended by an amendment agreement to loan agreement dated as of 7 November 1995 and a second amendment agreement to loan agreement dated as of 22 April 1996 (such loan agreement as so amended, the "EBRD Loan Agreement"), with EBRD, pursuant to which EBRD has made a loan to the Company in the amount of US$47,500,000, subject to the terms and conditions of the EBRD Loan Agreement;

(B) the Company is party to a finance agreement dated as of 30 June 1995, as amended by an amendment agreement to finance agreement dated as of 22 April 1996 (such finance agreement as so amended, the "OPIC Finance Agreement"), with OPIC, pursuant to which OPIC has made a loan to the Company in the amount of US$52,500,000, subject to the terms and conditions of the OPIC Finance Agreement;

(C) in consideration of EBRD entering into the EBRD Loan Agreement and OPIC entering into the OPIC Finance Agreement and in order to induce EBRD and OPIC to make disbursements thereunder, the U.S. Sponsors entered into a support agreement dated as of 30 August 1995 (the "Support Agreement") with the Company and the Project Lenders;

(D) the Company and EBRD have entered into a third amendment agreement dated as of 20 November 1996 (the "EBRD Third Amendment Agreement") to the EBRD Loan Agreement and the Company and OPIC have entered into a second amendment agreement dated as of 28 January 1997 (the "OPIC Second Amendment Agreement") to the OPIC Finance Agreement, pursuant to which the maximum principal amounts of the loans under the EBRD Loan Agreement and the OPIC Finance Agreement are to be increased US$62,500,000 and US$67,500,000, respectively, subject to the terms and conditions of the EBRD Third Amendment Agreement and the OPIC Second Amendment Agreement; and

(E) it is a condition precedent to the effectiveness of the amendments contained in the EBRD Third Amendment Agreement and the OPIC Second Amendment Agreement that the U.S Sponsors enter into this Amendment Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.    Definitions

     Wherever used in this Amendment Agreement, unless the context shall otherwise require, the terms defined in the Support Agreement and not separately defined herein shall have the same meanings when used in this Amendment Agreement.

Section 2.    Amendments to Support Agreement

(a) Paragraph (B) in the Whereas clause of the Support Agreement is hereby amended by deleting "a loan agreement dated as of 30 June 1995 (the "EBRD Loan Agreement")" in the first and second lines and inserting "a loan agreement dated as of 30 June 1995, as amended by an amendment agreement dated as of 7 November 1995, a second amendment agreement dated as of 22 April 1996 and a third amendment agreement dated as of 20 November 1996 (such loan agreement as so amended, the "EBRD Loan Agreement")" in place thereof.

(b) Paragraph (C) in the Whereas clause of the Support Agreement is hereby amended by deleting "a finance agreement dated as of 30 June 1995 (the "OPIC Finance Agreement")" in the first and second lines and inserting "a finance agreement dated as of 30 June 1995, as amended by an amendment agreement dated as of 22 April 1996 and a second amendment agreement dated as of 28 January 1997 (such finance agreement as so amended, the "OPIC Finance Agreement")" in place thereof.

(c) Section 2.01 of the Support Agreement is hereby amended by inserting new subsections (f) and (g) at the end of such Section to read as follows:

       "(f) In the event that either Project Lender determines that the Project Costs (including, without limitation, financing costs) necessary to achieve physical completion of the Project will, as a result of delays in completion or otherwise, exceed the total amount thereof set forth in
       Section 2.01(a) of the EBRD Loan Agreement or Section 2.01(a) of the
       OPIC Finance Agreement, then the U.S. Sponsors shall, within 60 days of such determination, be jointly and severally obligated to make cash contributions of paid-in capital or Subordinated Shareholder Loans to the Company in the full amount of such excess.

       (g) In the event that, prior to registration of the first amendment to the Amended and Restated Charter of the Company with the State Registration

       Chamber and registration of the Company's shares with the Ministry of Finance, the Company refunds to any Shareholder or the Ministry of Finance confiscates from the Company all or any portion of the paid-in capital contributed to the Company by such Shareholder in connection with the increase in share capital of the Company pursuant to the first amendment to the Amended and Restated Charter of the Company, the U.S. Sponsors shall be jointly and severally obligated to make cash contributions of Subordinated Shareholder Loans to the Company in the full amount of such refund. Until both such registrations take effect, Cyprus Magadan shall maintain in its bank account at Pittsburgh National Bank in the United States a balance of not less than $6,000,000."

(d) Section 2.02 of the Support Agreement is hereby amended by numbering the existing text as sub-section (a) and inserting a new sub-section (b) at the end of such Section to read as follows:

       "(b) Cyprus Magadan shall, not later than (1) the date on which the Company and Cyprus Magadan deliver the Final Completion Certificate referred to in Schedule Q to the EBRD Loan Agreement or (2) 15 April 1997, whichever occurs first, contribute, in a manner satisfactory to both Project Lenders, an additional $3,000,000 (or the equivalent thereof in other currencies at then current rates of exchange) as paid-in capital to the Company either in cash or in kind."

Section 3.    Representations and Warranties

       The Company and each U.S. Sponsor represents and warrants to the Bank as follows:

(a) it has all requisite power and authority, corporate or otherwise, to execute, deliver and perform all of its obligations under this Amendment Agreement and the Support Agreement as amended by this Amendment Agreement;

(b) it has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment Agreement and the Support Agreement as amended by this Amendment Agreement;

(c) this Amendment Agreement has been duly executed and delivered by it and this Amendment Agreement and the Support Agreement as amended by this Amendment Agreement constitute its valid and legally binding obligations, enforceable against it in accordance with their respective terms;

(d) all consents, authorisations and actions of any kind necessary for its valid execution, delivery and performance of this Amendment Agreement and the Support Agreement as amended by this Amendment Agreement have been obtained and are in full force and effect;

(e) the execution, delivery and performance by it of this Amendment Agreement and the Support Agreement as amended by this Amendment Agreement do not require the consent or approval of any of its creditors and will not conflict with or constitute a breach or default under or violate any provision of its Charter or any agreement, law, rule, regulation, order, writ, judgement, injunction, decree, determination or award applicable to it; and

(f) the representations and warranties made by it in the Support Agreement are true on and as of the date of this Amendment Agreement with the same effect as if such representations and warranties had been made on and as of the date of this Amendment Agreement.

Section 4.    Miscellaneous

(a) All references to the Support Agreement in the Support Agreement and all instruments and agreements executed thereunder shall for all purposes refer to the Support Agreement as amended by this Amendment Agreement. All references to the EBRD Loan Agreement in the Support Agreement and all instruments and agreements executed thereunder shall for all purposes refer to the EBRD Loan Agreement as amended by the EBRD Third Amendment Agreement. All references to the OPIC Finance Agreement in the Support Agreement and all instruments and agreements executed thereunder shall for all purposes refer to the OPIC Finance Agreement as amended by the OPIC Second Amendment Agreement.

(b) Except to the extent each is expressly amended by the terms of this Amendment Agreement, all terms and conditions of the Support Agreement and all other instruments and agreements executed thereunder remain in full force and effect. This Amendment Agreement may be amended only by an instrument in writing signed by the Company, the U.S. Sponsors and the Project Lenders.

(c) This Amendment Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Section 5.    Governing Law

     This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York in the United States of America.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                                  THE CLOSED JOINT STOCK COMPANY
                                                    "OMOLON GOLD MINING COMPANY"

                                        By:  /s/ ILLEGIBLE
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------
[SEAL APPEARS HERE]

                                        By:  /s/ ILLEGIBLE
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                        By:  /s/ L.D. Clark
                                            ------------------------------------
                                      Name: L.D. Clark
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                                    CYPRUS AMAX MINERALS COMPANY


                                        By: /s/ Farokh S. Hakimi
                                            ------------------------------------
                                      Name: Farokh S. Hakimi
                                            ------------------------------------
                                     Title: Assistant Treasurer
                                            ------------------------------------


                                                 CYPRUS MAGADAN GOLD CORPORATION


                                        By: /s/ Farokh S. Hakimi
                                            ------------------------------------
                                      Name: Farokh S. Hakimi
                                            ------------------------------------
                                     Title: Assistant Treasurer
                                            ------------------------------------


                                         OVERSEAS PRIVATE INVESTMENT CORPORATION


                                        By: /s/ James C. Polan
                                            ------------------------------------
                                      Name: James C. Polan
                                            ------------------------------------
                                     Title: Manager, Project Finance
                                            ------------------------------------

                                                                   EUROPEAN BANK
                                              FOR RECONSTRUCTION AND DEVELOPMENT

                                        By:  /s/ Stephane Baverez
                                            ------------------------------------
                                      Name: Stephane Baverez
                                            ------------------------------------
                                     Title: Principal Banker
                                            ------------------------------------

                                            [SEAL APPEARS HERE]